SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                        May 8, 2001

                     XEROX CORPORATION
   (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                   800 Long Ridge Road
                     P. O. Box 1600
            Stamford, Connecticut  06904-1600
    (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code:
                      (203) 968-3000





Item 5.  Other Events

The following is a brief description of material pending legal proceedings to which Registrant or any of its subsidiaries is a party or of which any of their property is the subject. This description is an update of the disclosure regarding material pending legal proceedings contained in Registrant's annual report on Form 10-K for the fiscal year ended December 31, 1999, and is consistent with the requirements of "Item 3--Legal Proceedings" of Form 10-K.

On March 10, 1994, a lawsuit was filed in the United States District Court for the District of Kansas by an independent service organization claiming damages predominately resulting from the Registrant's alleged refusal to sell parts for high-volume copiers and printers to CSU L.L.C. (CSU) prior to 1994. Registrant asserted counterclaims against CSU alleging patent and copyright infringement relating to the copying of diagnostic software and service manuals. On January 8, 1999, the court dismissed with prejudice all of CSU's antitrust claims. The District Court also granted summary judgment in favor of Registrant on its patent infringement claim, leaving open with respect to patent infringement only the issues of willfulness and the amount of damages, and granted partial summary judgment in favor of Registrant with respect to some of its claims of copyright infringement. A judgment in the amount of $1.1 million was entered in favor of Registrant on the copyright infringement counterclaim. On February 16, 2000, the United States Court of Appeals for the Federal Circuit affirmed the judgment of the District Court dismissing CSU's antitrust claims. The Supreme Court denied a writ of certiorari on February 20, 2001.

On April 11, 1996, an action was commenced by Accuscan Corp. (Accuscan), in the United States District Court for the Southern District of New York, against Registrant seeking unspecified damages for infringement of a patent of Accuscan which expired in 1993. The suit, as amended, was directed to facsimile and certain other products containing scanning functions and sought damages for sales between 1990 and 1993. On April 1, 1998, the jury entered a verdict in favor of Accuscan for $40 million. However, on September 14, 1998, the court granted Registrant's motion for a new trial on damages. The trial ended on October 25, 1999 with a jury verdict of $10 million. Registrant's motion to set aside the verdict or, in the alternative, to grant a new trial was denied by the court. Registrant is appealing to the Court of Appeals for the Federal Circuit. Accuscan is appealing the new trial grant which reduced the verdict from $40 million and seeking a reversal of the jury's finding of no willful infringement. Briefing at the Court of Appeals for the Federal circuit is complete and May 9, 2001 has been set as the date for oral argument.

In October 2000, in a consolidated purported class action case claiming that the withdrawal of Crum & Forster Holdings, Inc. (C&F) (a former subsidiary of Registrant) from the Xerox Corporation Employee Stock Ownership Plan (ESOP) constituted a wrongful termination under the Employee Retirement Income Security Act (ERISA), the court granted Registrant's motion for summary judgment and dismissed the case in its entirety. Plaintiffs have failed to appeal the dismissal in a timely manner and the case is now closed.

On June 24, 1999, Registrant was served with a summons and complaint filed in the Superior Court of the State of California for the County of Los Angeles. The complaint was filed on behalf of 681 individual plaintiffs claiming damages as a result of Registrant's alleged disposal and/or release of hazardous substances into the soil, air and groundwater. On July 22, 1999, April 12, 2000, and November 30, 2000, respectively, three additional complaints were filed in the same court on behalf of an additional 79, 141, and 76 plaintiffs, respectively, with the same claims for damages as the June 1999 action. Two of the three additional cases have been served on Registrant.

Plaintiffs in all four cases further allege that they have been exposed to such hazardous substances by inhalation, ingestion and dermal contact, including but not limited to hazardous substances contained within the municipal drinking water supplied by the City of Pomona and the Southern California Water Company. Plaintiffs' claims against Registrant include personal injury, wrongful death, property damage, negligence, trespass, nuisance, fraudulent concealment, absolute liability for ultra-hazardous activities, civil conspiracy, battery and violation of the California Unfair Trade Practices Act. Damages are unspecified.

Registrant denies any liability for the plaintiffs' alleged damages and intends to vigorously defend these actions. Registrant has not answered or appeared in any of the cases because of an agreement among the parties and the court to stay these cases pending resolution of several similar cases currently pending before the California Supreme Court. However, the court recently directed that the four cases against Registrant be coordinated with a number of other unrelated groundwater cases pending in Southern California.

A consolidated securities law action entitled In re Xerox Corporation Securities Litigation is pending in the United States District Court for the District of Connecticut. Defendants are Registrant, Barry Romeril, Paul Allaire and G. Richard Thoman, former Chief Executive Officer, and purports to be a class action on behalf of the named plaintiffs and all other purchasers of Common Stock of Registrant during the period between October 22, 1998 through October 7, 1999 (Class Period). The amended consolidated complaint in the action alleges that in violation of Section 10(b) and/or 20(a) of the Securities Exchange Act of 1934, as amended (34 Act), and Securities and Exchange Commission Rule 10b-5 thereunder, each of the defendants is liable as a participant in a fraudulent scheme and course of business that operated as a fraud or deceit on purchasers of Registrant's Common Stock during the Class Period by disseminating materially false and misleading statements and/or concealing material facts. The amended complaint further alleges that the alleged scheme: (i) deceived the investing public regarding the economic capabilities, sales proficiencies, growth, operations and the intrinsic value of Registrant's Common Stock; (ii) allowed several corporate insiders, such as the named individual defendants, to sell shares of privately held Common Stock of Registrant while in possession of materially adverse, non-public information; and (iii) caused the individual plaintiffs and the other members of the purported class to purchase Common Stock of Registrant at inflated prices. The amended consolidated complaint seeks unspecified compensatory damages in favor of the plaintiffs and the other members of the purported class against all defendants, jointly and severally, for all damages sustained as a result of defendants' alleged wrongdoing, including interest thereon, together with reasonable costs and expenses incurred in the action, including counsel fees and expert fees. The defendants' motion for dismissal of the complaint is pending. The named individual defendants and Registrant deny any wrongdoing and intend to vigorously defend the action.

Two putative shareholder derivative actions are pending in the Supreme Court of the State of New York, County of New York on behalf of Registrant against all current members of the Board of Directors (with the exception of Anne M. Mulcahy) and G. Richard Thoman (in one of the actions) and Registrant, as a nominal defendant. Another, now dismissed, putative shareholder derivative action was pending in the United States District Court for the District of Connecticut. Plaintiffs claim breach of fiduciary duties and/or gross mismanagement related to certain of the alleged accounting practices of Registrant's operations in Mexico. The complaints in all three actions alleged that the individual named defendants breached their fiduciary duties and/or mismanaged Registrant by, among other things, permitting wrongful business/accounting practices to occur and inadequately supervising and failing to instruct employees and managers of Registrant. In one of the New York actions it is claimed that the individual defendants disseminated or permitted the dissemination of misleading information. In the other New York action it is also alleged that the individual defendants failed to vigorously investigate potential and known problems relating to accounting, auditing and financial functions and to take affirmative steps in good faith to remediate the alleged problems. In the federal action in Connecticut it was also alleged that the individual defendants failed to take steps to institute appropriate legal action against those responsible for unspecified wrongful conduct. Plaintiffs claim that Registrant has suffered unspecified damages. Among other things, the pending complaints seek unspecified monetary damages, removal and replacement of the individuals as directors of Registrant and/or institution and enforcement of appropriate procedural safeguards to prevent the alleged wrongdoing. Defendants filed a motion to dismiss in one of the New York actions. Subsequently, the parties to the federal action in Connecticut agreed to dismiss that action without prejudice in favor of the earlier-filed New York action. The parties have also agreed, subject to court approval, to seek consolidation of the New York actions and a withdrawal, without prejudice, of the motion to dismiss. The individual defendants deny the wrongdoing alleged in the complaints and intend to vigorously defend the actions.

Twelve purported class actions had been pending in the United States District Court for the District of Connecticut against Registrant, KPMG, LLP (KPMG), and Paul A. Allaire, G. Richard Thoman, Anne M. Mulcahy and Barry D. Romeril. A court order consolidated these twelve actions and established a procedure for consolidating any subsequently filed related actions. The consolidated action purports to be a class action on behalf of the named plaintiffs and all purchasers of securities of, and bonds issued by, Registrant during the period between February 15, 1998 through February 6, 2001 (Class). Among other things, the consolidated complaint generally alleges that each of Registrant, KPMG, the individuals and additional defendants Philip Fishbach and Gregory Tayler violated Sections 10(b) and/or 20(a) of the 34 Act and Securities and Exchange Commission Rule 10b-5 thereunder, by participating in a fraudulent scheme that operated as a fraud and deceit on purchasers of Registrant's Common Stock by disseminating materially false and misleading statements and/or concealing material adverse facts relating to Registrant's Mexican operations and other matters relating to Registrant's financial condition beyond Registrant's Mexican operations. The amended complaint generally alleges that this scheme deceived the investing public regarding the true state of Registrant's financial condition and caused the named plaintiff and other members of the alleged Class to purchase Registrant's Common Stock and Bonds at artificially inflated prices. The amended complaint seeks unspecified compensatory damages in favor of the named plaintiff and the other members of the alleged Class against Registrant, KPMG and the individual defendants, jointly and severally, including interest thereon, together with reasonable costs and expenses, including counsel fees and expert fees. Following the entry of the order of consolidation, at least five additional related class action complaints were filed in the same Court. In each of these cases, the plaintiffs defined a class consisting of persons who purchased the Common Stock of Registrant during the period February 15, 1998 through and including February 6, 2001. Some of these plaintiffs filed objections to the consolidation order, challenging the appointment of lead plaintiffs and lead and liaison counsel and have separately moved for the appointment of lead plaintiff and lead counsel. The court has not rendered a decision with regard to the objections. The individual defendants and Registrant deny any wrongdoing alleged in the complaints and intend to vigorously defend the actions.

A lawsuit has been instituted in the Superior Court, Judicial District of Stamford/Norwalk, Connecticut, by James F. Bingham, a former employee of Registrant against Registrant, Barry D. Romeril, Eunice M. Filter and Paul Allaire. The complaint alleges that he was wrongfully terminated in violation of public policy because he attempted to disclose to senior management and to remedy alleged accounting fraud and reporting irregularities. He further claims that Registrant and the individual defendants violated Registrant's policies/commitments to refrain from retaliating against employees who report ethics issues. The plaintiff also asserts claims of defamation and tortious interference with a contract. He seeks: (a) unspecified compensatory damages in excess of $15,000, (b) punitive damages, and (c) the cost of bringing the action and other relief as deemed appropriate by the court. The defendants have not yet formally responded to the complaint. The individuals and Registrant deny any wrongdoing alleged in the complaints and intend to vigorously defend the actions.

A putative shareholder derivative action is pending in the Supreme Court of the State of New York, Monroe County against certain current and former members of the Board of Directors, namely G. Richard Thoman, Paul A. Allaire,
B. R. Inman, Antonia Ax:son Johnson, Vernon E. Jordan Jr., Yotaro Kobayashi, Ralph S. Larsen, Hilmar Kopper, John D. Macomber, George J. Mitchell, N. J. Nicholas, Jr., John E. Pepper, Patricia L. Russo, Martha R. Seger and Thomas
C. Theobald (collectively, the "Individual Defendants"), and Registrant, as a nominal defendant. Plaintiff claims the Individual Defendants breached their fiduciary duties of care and loyalty to Registrant and engaged in gross mismanagement by allegedly awarding former CEO, G. Richard Thoman, compensation including elements that were unrelated in any reasonable way to his tenure with Registrant, his job performance, or Registrant's financial performance. The complaint further specifically alleges that the Individual Defendants failed to exercise business judgment in granting Thoman lifetime compensation, a special bonus award, termination payments, early vesting of stock compensation, and certain transportation perquisites, all which allegedly constituted gross, wanton and reckless waste of corporate assets of Registrant and its shareholders. Plaintiff claims that Registrant has suffered damages and seeks judgment against the Individual Defendants in an amount equal to the sum of the special bonus, the present value of the $800,000 per year lifetime compensation, the valuation of all options unexercised upon termination, the cost of transportation to and from France, and/or an amount equal to costs already incurred under the various compensation programs, cancellation of unpaid balances of these obligations, and/or cancellation of unexercised options and other deferred compensation at the time of his resignation, plus the cost and expenses of the litigation, including reasonable attorneys', accountants' and experts' fees and other costs and disbursements. The Individual Defendants deny the wrongdoing alleged in the complaint and intend to vigorously defend the action.



_____________________________________________________________________________

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                         /s/ MARTIN S. WAGNER
                                         ----------------------------
                                         By: MARTIN S. WAGNER
                                             Assistant Secretary

Date: May 8, 2001